                                      EXHIBIT 24

                                  POWER OF ATTORNEY

     Know All Men By These Presents, that the undersigned constitutes and appoints Richard A. Hubbell as his true and lawful attorney-in-fact and agent in any and all capacities to sign filings by RPC, Inc. of Form 10-K, Annual Reports and any and all amendments thereto (including post-effective amendments) and to file the same, with all exhibits, and any other documents in connection therewith, with the Securities and Exchange Commission.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney, in the capacities indicated, as of this 28th day of January, 1997.
                                        ----        -------


                                          Bobby Joe Cudd, Director
                                          ---------------------------------
                                          Bobby Joe Cudd, Director


Witness:


Anne Abouchar
-----------------------

                                  POWER OF ATTORNEY


     Know All Men By These Presents, that the undersigned constitutes and appoints Richard A. Hubbell as his true and lawful attorney-in-fact and agent in any and all capacities to sign filings by RPC, Inc. of Form 10-K, Annual Reports and any and all amendments thereto (including post-effective amendments) and to file the same, with all exhibits, and any other documents in connection therewith, with the Securities and Exchange Commission.


  IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney, in the capacities indicated, as of this 28th day of January, 1997.
                                     ----        -------

                                          James A. Lane, Jr., Director
                                          ----------------------------
                                          James A. Lane, Jr., Director



Witness:


Anne Abouchar
--------------

                                  POWER OF ATTORNEY



     Know All Men By These Presents, that the undersigned constitutes and appoints Richard A. Hubbell as his true and lawful attorney-in-fact and agent in any and all capacities to sign filings by RPC, Inc. of Form 10-K, Annual Reports and any and all amendments thereto (including post-effective amendments) and to file the same, with all exhibits, and any other documents in connection therewith, with the Securities and Exchange Commission.


  IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney, in the capacities indicated, as of this 27th day of January, 1997.
                                     ----        -------


                                          Wilton Looney, Director
                                          -----------------------
                                          Wilton Looney, Director



Witness:


Norma Cook
-----------

                                  POWER OF ATTORNEY


     Know All Men By These Presents, that the undersigned constitutes and appoints Richard A. Hubbell as his true and lawful attorney-in-fact and agent in any and all capacities to sign filings by RPC., Inc. of Form 10-K, Annual Reports and any and all amendments thereto (including post-effective amendments) and to file the same, with all exhibits, and any other documents in connection therewith, with the Securities and Exchange Commission.

  IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney, in the capacities indicated, as of this 23rd day of January, 1997.
                                    ----        -------


                                          Gary W. Rollins, Director
                                          -------------------------
                                          Gary W. Rollins, Director



Witness:


Anne Abouchar
-------------

                                  POWER OF ATTORNEY


     Know All Men By These Presents, that the undersigned constitutes and appoints Richard A. Hubbell as his true and lawful attorney-in-fact and agent in any and all capacities to sign filings by RPC, Inc. of Form 10-K, Annual Reports and any and all amendments thereto (including post-effective amendments) and to file the same, with all exhibits, and any other documents in connection therewith, with the Securities and Exchange Commission.


  IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney, in the capacities indicated, as of this 3rd day of February, 1997.
                                     ---        --------


                                          John W. Rollins, Director
                                          -------------------------
                                          John W. Rollins, Director



Witness:


Cindy Alfano
-------------

                                  POWER OF ATTORNEY



    Know All Men By These Presents, that the undersigned constitutes and appoints Richard A. Hubbell as his true and lawful attorney-in-fact and agent in any and all capacities to sign filings by RPC, Inc. of Form 10-K, Annual Reports and any and all amendments thereto (including post-effective amendments) and to file the same, with all exhibits, and any other documents in connection therewith, with the Securities and Exchange Commission.



  IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney, in the capacities indicated, as of this 28th day of January, 1997.
                                    ----        -------


                                          Henry B. Tippie, Director
                                          -------------------------
                                          Henry B. Tippie, Director



Witness:


Linda M. Potts
------------------

                                  POWER OF ATTORNEY



    Know All Men By These Presents, that the undersigned constitutes and appoints Richard A. Hubbell as his true and lawful attorney-in-fact and agent in any and all capacities to sign filings by RPC, Inc. of Form 10-K, Annual Reports and any and all amendments thereto (including post-effective amendments) and to file the same, with all exhibits, and any other documents in connection therewith, with the Securities and Exchange Commission.


  IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney, in the capacities indicated, as of this 27th day of January, 1997.
                                     ----        -------


                                          James B. Williams, Director
                                          ---------------------------
                                          James B. Williams, Director



Witness:


Mary H. Walden
----------------